================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-10434                  13-1726769
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)



        PLEASANTVILLE, NEW YORK                                     10570-7000
(Address of principal executive offices)                            (Zip Code)


               Registrant's telephone number, including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                                            Page 1 of 64 pages.

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           Filed herewith is the following:

           EXHIBIT
           NUMBER                                 DESCRIPTION
           ------                                 -----------

           10.34 Addendum effective January 1, 2005 to The Reader's Digest Association, Inc. Director Compensation Program.

           10.35 Amended and Restated Sale Purchase Agreement between The Reader's Digest Association, Inc. and GAP III Properties LLC and Summit Development, LLC dated as of November 18, 2004, but effective as of September 10, 2004.


SECTION 8. OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

           Filed herewith is the following:

           EXHIBIT
           NUMBER                                 DESCRIPTION
           ------                                 -----------

           99.1 The Reader's Digest Association, Inc.'s news release, issued on January 3, 2005, relating to second quarter fiscal 2005 debt paydown.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE READER'S DIGEST ASSOCIATION, INC.
                                                    (Registrant)


DATE: January 4, 2005                        /s/ Michael S. Geltzeiler
                                        -------------------------------------
                                                MICHAEL S. GELTZEILER
                                              Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


           EXHIBIT
           NUMBER                               DESCRIPTION
           ------                               -----------

           10.34 Addendum effective January 1, 2005 to The Reader's Digest Association, Inc. Director Compensation Program.*

           10.35 Amended and Restated Sale Purchase Agreement between The Reader's Digest Association, Inc. and GAP III Properties LLC and Summit Development, LLC dated as of November 18, 2004, but effective as of September 10, 2004.

           99.1 The Reader's Digest Association, Inc.'s news release, issued on January 3, 2005, relating to second quarter fiscal 2005 debt paydown.


-------------
* Denotes a management contract or compensatory plan.